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                                                                    Exhibit 10.4

[BELDEN CDT LOGO]                                      BELDEN CDT INC.
                                                       7701 FORSYTH BOULEVARD
                                                       SUITE 800
                                                       ST. LOUIS, MISSOURI 63105
                                                       TELEPHONE: (314) 854-8000
                                                       FACSIMILE: (314) 854-8001

PERSONAL & CONFIDENTIAL

May 17, 2005

Mr. Richard K. Reece
21 Ballas Court
Town & Country, MO 63131

Re: Letter Agreement dated April 15, 2002

Dear Ricky:

The terms of the referenced letter agreement, dated as of April 15, 2002, are amended as follows: Your Election Period will be six (6) months instead of thirty (30) days.

BELDEN CDT INC.

By: /s/ Kevin L. Bloomfield
    -------------------------
    Kevin L. Bloomfield

Agreed:

    /s/ Richard K. Reece
    -------------------------
    Richard K. Reece